Exhibit 10.1

September 18,  2015

AMENDMENT TO THE FUNDING AGREEMENT WITH RESPECT TO CERTAIN [***]

Dear Counsel:

Set forth below is an agreement between the Parties that amends the Parties’ Funding Agreement, dated September 30, 2014,  with respect to [***] between Appvion, Inc. and [***], on the one hand, and any of the following entities: [***].  All capitalized terms used but not defined herein shall have the same meaning as set forth in the Funding Agreement.

If you accept this amendment, please execute in the space provided for your signature and circulate your executed version to all counsel for the Parties copied on this email.

___________________________________________________________

If [***] and Appvion enter into a [***] agreement with any [***] and, pursuant to such [***] agreement, [***] agrees to indemnify such [***] with respect to claims by any [***] or Appvion indemnitor or insurer related to the Site,  [***].

The Parties, and each of them, further agree that, in the event of any [***] described in the preceding paragraph,  [***].  Any action inconsistent with the preceding sentence shall constitute a material breach of the Funding Agreement.

CONFIDENTIAL TREATMENT REQUESTED.  OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

PORTIONS MARKED WITH THE “***” SYMBOL DENOTE REDACTED PORTIONS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT AND SEPARATELY FILED WITH THE COMMISSION.

If pursuant to a [***] agreement entered between any [***] and API, [***].

[***]

[***]

Sincerely,

/s/ Darin P. McAtee

Darin P. McAtee

Ronald R. Ragatz, Esq.

DeWitt Ross & Stevens S.C.

2 E Mifflin Street, Suite 600

Madison, Wisconsin 53703

Anthony J. Riem, Esq.

PCB Litigation LLP

4th Floor

90 Chancery Lane

London WC2A 1EU

UNITED KINGDOM

Kevin F. Lloyd, Esq.

Debevoise & Plimpton LLP

Tower 42, Old Broad Street

London EC2N 1HQ

UNITED KINGDOM

VIA EMAIL

CONFIDENTIAL TREATMENT REQUESTED.

Accepted and Agreed:

________/s/ Ronald R. Ragatz_______

             Ronald R. Ragatz

              On behalf of  Appvion, Inc.

_______/s/ Anthony J. Riem_______

            Anthony J. Riem

            On behalf of Windward

_______/s/ Kevin F. Lloyd_______

             Kevin F. Lloyd

             On behalf of BAT and BTI, LLC

CONFIDENTIAL TREATMENT REQUESTED.